Exhibit 10.1

WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 16, 2016 by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as sole lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Sole Lead Arranger”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as sole book runner (in such capacity, together with its successors and assigns in such capacity, the “Sole Book Runner”), HARTE HANKS, INC., a Delaware corporation (“Harte Hanks”), TRILLIUM SOFTWARE, INC., a Delaware corporation (“Trillium”), 3Q DIGITAL, INC., a Delaware corporation (“3Q”), HARTE-HANKS DATA SERVICES LLC, a Maryland limited liability company (“Data Services”), HARTE-HANKS DIRECT, INC., a New York corporation (“HH Direct”), HARTE-HANKS DIRECT MARKETING/DALLAS, INC., a Delaware corporation (“HH Dallas”), HARTE-HANKS DIRECT MARKETING/FULLERTON, INC., a California corporation (“HH Fullerton”), HARTE HANKS DIRECT MARKETING/BALTIMORE, INC., a Maryland corporation (“HH Baltimore”), HARTE-HANKS DIRECT MARKETING/JACKSONVILLE, LLC, a Delaware limited liability company (“HH Jacksonville”), HARTE-HANKS DIRECT MARKETING/KANSAS CITY, LLC, a Delaware limited liability company (“HH Kansas City”), HARTE-HANKS LOGISTICS, LLC, a Florida limited liability company (“Logistics”), HARTE-HANKS RESPONSE MANAGEMENT/AUSTIN, INC., a Delaware corporation (“HH Austin”), HARTE-HANKS RESPONSE MANAGEMENT/BOSTON, INC., a Massachusetts corporation (“HH Boston”), HARTE-HANKS STRATEGIC MARKETING, INC., a Delaware corporation (“Strategic Marketing”), NSO, INC., an Ohio corporation (“NSO”), SALES SUPPORT SERVICES, INC., a New Jersey corporation (“Sales Support” and, together with Harte Hanks, Trillium, 3Q, Data Services, HH Direct, HH Dallas, HH Fullerton, HH Baltimore, HH Jacksonville, HH Kansas City, Logistics, HH Austin, HH Boston, Strategic Marketing and NSO are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of March 10, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have notified Agent that an Event of Default exists under Section 8.2(a) of the Credit Agreement as a result of a breach of Section 7(a) of the Credit Agreement due to Borrowers’ failure to have a Fixed Charge Coverage Ratio of at least 1.0:1.0, measured for the 12 month period ending on March 31, 2016 (the “Existing Event of Default”); and

WHEREAS, Borrowers have requested that Agent and the Lenders (a) waive the Existing Event of Default, and Agent and the Lenders have agreed to such waiver, on the terms and conditions set forth herein and (b) amend the Credit Agreement in certain respects.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

Section 1.                                    Definitions.  Capitalized terms used herein but not defined shall have the meanings given to such terms in the Credit Agreement.

Section 2.                                    Waiver.  Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 below, Agent and Lenders hereby waive the Existing Event of Default.  This is a limited waiver and shall not be deemed to constitute a waiver of any other Event of Default or any future breach by the Borrowers of the Credit Agreement or any of the other Loan Documents or any other requirements of any provision of the Credit Agreement or any other Loan Documents.

Section 3.                                    Amendment to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a)                                 Section 6.7 of the Credit Agreement is hereby amended and restated, to read as follows:

6.7. Restricted Payments. No Borrower will, and no Borrower will permit any of its Subsidiaries to, make any Restricted Payment; provided, that, (a) beginning on January 1, 2017, so long as it is permitted by law, Administrative Borrower may make Restricted Payments so long as, both before and after giving effect thereto, the Payment Conditions are satisfied, (b) Borrowers and their Subsidiaries may pay the 3QD Earnout when due and payable, (c) Borrowers and their Subsidiaries may make the dividend payment on account of Equity Interests issued by Administrative Borrower, which dividend was declared prior to the Closing Date and is payable on March 15, 2016, in an amount not to exceed $5,300,000, and (d) pursuant to customary equity based compensation plans for current and former employees, officers and directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing), Borrowers and their Subsidiaries may make ordinary course withholding tax payments in respect of Equity Interests of Administrative Borrower following the vesting of such Equity Interests (and may redeem or take payment in the form of Equity Interests corresponding in value to the amount of such withholding tax payments and the exercise price for stock options). Notwithstanding anything to the contrary in this Section 6.7, so long as it is permitted by law, and so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) any Borrower and any of their Subsidiaries may make Restricted Payments (other than in respect of Indebtedness that is required to be subordinated pursuant to the terms of this Agreement) to any Loan Party, and each Subsidiary that is not a Loan Party may make Restricted Payments to any Subsidiary, (ii) Administrative Borrower may make distributions to current and former employees, officers, or directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing) on account of redemptions of Equity Interests of Administrative Borrower held by such Persons, provided, that the aggregate amount of such redemptions made by Administrative Borrower during the term of this Agreement plus the amount of Indebtedness outstanding under clause (l) of the definition of Permitted Indebtedness, does not exceed $600,000 in the aggregate, and (iii) Administrative Borrower may make distributions to former employees, officers, or directors of Administrative Borrower (or any spouses, ex-spouses, or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Administrative Borrower on account of repurchases of the Equity Interests of Administrative Borrower held by such Persons; provided that such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Administrative Borrower.

Section 4.                                    Conditions to Effectiveness of Amendment.  The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

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(a)                                 Representations and Warranties. The representations and warranties set forth in Section 5 hereof shall be true and correct (and each of the Loan Parties so certifies, by their signatures below) as of the date hereof.

(b)                                No Default or Event of Default. No Default or Event of Default (other than the Existing Event of Default) shall exist immediately prior to giving effect to this Amendment and no Default or Event of Default shall exist thereafter.

(c)                                 Execution of this Amendment. The Agent shall have received a fully-executed copy of this Amendment, signed by each of the Loan Parties, the Agent and the Lenders, and such related due diligence items as the Agent shall reasonably require in connection with this Amendment.

Section 5.                                    Representations, Warranties and Covenants.  Each of the Loan Parties hereby, jointly and severally, represents and warrants to the Agent that the following are true and correct:

(a)                                 After giving effect to the waiver set forth in Section 2 hereof, no Default or Event of Default has occurred and is continuing.

(b)                                All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(c)                     This Amendment and the other related documents to which each is a party constitutes the legal, valid and binding obligation of obligations of each Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

Section 6.                                    Reaffirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of the Loan Parties, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document.  Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations.  The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

Section 7.                                    Release.

(a)                                 In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred

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to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b)                                Each Borrower and each other Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                                 Each Borrower and each other Loan Party agrees that no fact, event, circumstance, evidence or transaction existing or arising on or prior to the date hereof which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Section 8.                                    Miscellaneous.

(a)                                 Effect of this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

(b)                                Expenses.  Borrowers jointly and severally agree to pay on demand all Lender Group Expenses of Agent (including, without limitation, the reasonable and documented fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.

(c)                                 Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

Section 9.                                    Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.  THE CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY IN ALL RESPECTS TO THIS AMENDMENT.

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Section 10.                             Amendment Fee.  The Loan Parties hereby agree to pay to the Agent on or prior to the date hereof a fee in the amount of $20,000, which fee shall be deemed fully earned and non-refundable as of the date hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:	HARTE HANKS, INC.
TRILLIUM SOFTWARE, INC.
HARTE-HANKS RESPONSE MANAGEMENT/BOSTON, INC.

HARTE-HANKS LOGISTICS, LLC
HARTE HANKS DIRECT MARKETING/BALTIMORE, INC.
HARTE-HANKS DIRECT, INC.
HARTE-HANKS DIRECT MARKETING/JACKSONVILLE, LLC

HARTE-HANKS DIRECT MARKETING/KANSAS CITY, LLC

HARTE-HANKS STRATEGIC MARKETING, INC.
HARTE-HANKS RESPONSE MANAGEMENT/AUSTIN, INC.

SALES SUPPORT SERVICES, INC.
3Q DIGITAL, INC.
HARTE-HANKS DATA SERVICES LLC
HARTE-HANKS DIRECT MARKETING/DALLAS, INC.
HARTE-HANKS DIRECT MARKETING/FULLERTON, INC.

NSO, INC.

	By:	/s/ Douglas C. Shepard
	Name:	Douglas C. Shepard
	Title:	Authorized Officer

Signature Page to Waiver and First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, as Sole Lead Arranger, as Sole Book Runner and as a Lender

By:	/s/ Paul Truax
Name: Paul Truax
Its: Authorized Signatory

Signature Page to Waiver and First Amendment to Credit Agreement

LBC III WF FUNDING, LLC,
as a Lender

By:	/s/ David E. Fraimow
Name: David E. Fraimow
Its: Authorized Signatory

Signature Page to Waiver and First Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Waiver and First Amendment to Credit Agreement (the “Amendment”); (ii) consents to Borrowers’ execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents (other than as specifically provided in the Amendment) to which the undersigned is a party and reaffirms that the Loan Documents to which it is a party shall continue to remain in full force and effect.  Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

                        IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

HARTE-HANKS FLORIDA, INC.
HARTE-HANKS PRINT, INC.
HARTE-HANKS STS, INC.

By:	/s/ Douglas C. Shepard
Name:	Douglas C. Shepard
Title:	Authorized Officer

Consent and Reaffirmation to Waiver and First Amendment to Credit Agreement